Income taxes (Tables)	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax Expense (Benefit)
	2017	2016	2015
Deferred income tax benefit	$679	$315	$-

Schedule of Effective Income Tax Rate Reconciliation
The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the years ended December 31, 2017, 2016 and 2015:

	Year ended December 31,
	2017	2016	2015
U.S. Statutory rates	34.0%	34.0%	34.0%
Foreign income not recognized in USA	(34.0)	(34.0)	(34.0)
China income taxes	25.0	25.0	25.0
Impact of tax rate in other jurisdiction	(5.9)	(3.6)	(2.5)
Provisional re-measurement of deferred taxes	(0.7)	-	-
Valuation allowance	(10.8)	(12.7)	(7.7)
Other (a)	(1.9)	(14.6)	(14.8)
Effective income taxes	5.7%	5.9%	0%

Notes:

(a)
There were no other material items affecting the effective income tax for the years ended December 31, 2017, 2016 and 2015 except for (i) losses incurred by SGOCO of approximately $0.9 million, $3.1 million and $1.4 million, respectively, where there is no tax in the Cayman Islands; and (ii) under-provision of Hong Kong profits tax as a result of certain non-deductible expenses in prior year.

Schedule of Deferred Tax Assets
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred income tax assets and liabilities are as follows:

	December 31, 2017	December 31, 2016
Deferred income tax assets:
Net operating loss carry-forward	$3,512	$1,307
Less: Valuation allowance	(3,512)	(1,307)
	$-	$-

Non-current Deferred tax liability
Proprietary technology of BOCA	$5,972	$6,299
Backlog	-	24
Virtual reality technologies	4,593	-
Leasehold land and buildings	7	-
	$10,572	$6,323